UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)             November 17, 2005
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                    THE CHILDREN'S PLACE RETAIL STORES, INC.

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             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-23071                  31-1241495
----------------------------    ------------------     -------------------------
(State or other jurisdiction       (Commission             (IRS Employer ID
     of incorporation)             File Number)                 Number)


915 Secaucus Road, Secaucus, New Jersey                         07094
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:      (201) 558-2400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On November 17, 2005, The Children's Place Retail Stores, Inc. (the "Company") issued a press release announcing certain financial information for the fiscal quarter and 9-month period ended October 29, 2005, as well as the Company's updated outlook for fiscal 2005. A copy of the Company's press release is included as Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits:

            99.1    Press Release dated November 17, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE CHILDREN'S PLACE RETAIL
                                               STORES, INC.


                                               By:  /s/ Hiten Patel
                                                    ----------------------------
                                               Name:  Hiten Patel
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


Dated: November 17, 2005

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                             dated November 17, 2005
                    The Children's Place Retail Stores, Inc.

   99.1    Press Release dated November 17, 2005.